                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange Act
                          of 1934 (Amendment No. __)

Filed by the Registrant                                      [x]
Filed by a Party other than the Registrant                   [ ]


Check the appropriate box:

[ ] Preliminary Proxy Statement         [ ] CONFIDENTIAL, FOR USE OF THE
[x] Definitive Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
[ ] Definitive Additional Materials         RULE 14A-6 (E) (2))
                                        [ ] Soliciting Material Pursuant to
                                            Rule 14a-11 (c) or Rule 14a-12

                   CypressTree Senior Floating Rate Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)




--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant
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[ ] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



(1) Amount Previously Paid:

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Notes:

                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
                              286 Congress Street
                               Boston, MA 02210

                                April 12, 2000

Dear CypressTree Senior Floating Rate Fund, Inc. Shareholder:

  An Annual Meeting of Shareholders of the CypressTree Senior Floating Rate Fund, Inc. (the "Fund") will be held at the Wyndham Boston Hotel, 89 Broad Street, Boston, Massachusetts 02110 on June 1, 2000, at 11:30 a.m., Eastern time, for the purpose of considering the proposals described in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement, as well as any other business that may properly come before the meeting.

  On March 10, 2000, CypressTree Investments, Inc. ("CypressTree") sold substantially all of its assets, including all of the stock of CypressTree Asset Management Corporation, Inc. ("CAM"), the Fund's investment adviser, and all of the stock of CypressTree Funds Distributors, Inc. ("CFD"), the Fund's distributor, to American General Corporation ("American General"). The acquisition by American General of CypressTree Investments' assets (herein, the "Acquisition") took place pursuant to a Purchase Agreement dated as of February 25, 2000.

  The closing of the Acquisition on March 10, 2000 (the "Closing") constituted an assignment of the investment advisory agreement between CAM and the Fund, and of the distribution agreement between CFD and the Fund, under the Investment Company Act of 1940, as amended (the "Investment Company Act"). These assignments operated to terminate automatically each of the investment advisory and distribution agreements.

  At meetings of the Board of Directors of the Fund (the "Board") on February 27, 2000, and March 14, 2000, the Board approved an interim investment advisory agreement between CAM (operating under its new name of American General Asset Management Corp. ("AGAM")) and the Fund in order to allow AGAM to continue to serve as investment adviser after the Acquisition. Under the Investment Company Act, however, AGAM may only continue to serve as the investment adviser for the Fund beyond an interim period of 150 days if shareholders of the Fund approve a new investment advisory agreement. At its February 27, 2000 and March 14, 2000 meetings, the Board also approved, and recommended shareholder approval of, a new investment advisory agreement between AGAM and the Fund.

  CFD, under its new name American General Funds Distributors, Inc. ("AGFD"), has likewise continued to serve as the distributor of the Fund's shares since the Closing. At its February 27, 2000 and March 14, 2000 meetings, the Board approved a new distribution agreement, substantially similar to the Fund's previous distribution agreement with CFD, which became effective upon the Closing.

  American General has advised the Board that AGAM and AGFD will continue to provide the same high-quality services provided to the Fund prior to the Acquisition.

  The number of your shares in the Fund has not changed as a result of the Acquisition.

  By its own terms, the subadvisory agreement between CAM and the subadviser to the Fund, CypressTree Investment Management Company, Inc. ("CIMCO"), also terminated upon the Closing. Since the Closing, CIMCO has served as subadviser to the Fund pursuant to an interim subadvisory agreement approved by the Board at its February 27, 2000 and March 14, 2000 meetings. Under the Investment Company Act, however, CIMCO may only continue to serve as the subadviser to the Fund beyond an interim period of 150 days if shareholders of the Fund approve a new investment subadvisory agreement between AGAM and CIMCO. At its February 27, 2000 and March 14, 2000 meetings, the Board also approved, and recommended shareholder approval of, a new investment subadvisory agreement between AGAM and CIMCO.

                               ----------------

  Shareholders of the Fund are therefore being asked to consider several proposals that would take effect upon shareholder approval:

  . Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Fund and AGAM, which is substantially similar to the Fund's previous investment advisory agreement with CAM.

  . Shareholders of the Fund are being asked to approve the new investment subadvisory agreement between AGAM and CIMCO with respect to the Fund, which is substantially similar to the previous subadvisory agreement between CAM and CIMCO.

  . Shareholders are being asked to consider the election of seven new Directors and two current Directors to the Board.

  . Shareholders are being asked to ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for its fiscal year ending December 31, 2000.

Your vote is important

  After reviewing these proposals, your Board of Directors unanimously agreed that they are in the best interests of the Fund's shareholders and voted to approve them, as more fully described in the accompanying proxy statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

  No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy promptly in order to avoid the expense of additional mailings or having our proxy solicitor, Shareholder Communications Corporation, telephone you.

  Thank you in advance for your participation in this important event.

                                          Sincerely,
                                          /s/ Alice T. Kane
                                          Alice T. Kane
                                          Chairman and President
                                          CypressTree Senior Rate Floating
                                           Fund, Inc.

                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
                              286 Congress Street
                               Boston, MA 02210
                                (800) 872-8037

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of CypressTree Senior Floating Rate Fund, Inc.:

  Notice is hereby given that an Annual Meeting of Shareholders of CypressTree Senior Floating Rate Fund, Inc. (the "Fund") will be held on June 1, 2000 at the Wyndham Boston Hotel, 89 Broad Street, Boston, Massachusetts 02110 at 11:30 a.m., Eastern Time (the "Meeting"). A Proxy Statement providing additional information about the purpose of the Meeting is included with this Notice. At the Meeting, shareholders will consider and vote upon the following proposals:

Proposal 1
      Approval of an investment advisory agreement between American General Asset Management Corp. and the Fund.

Proposal 2
      Approval of an investment subadvisory agreement between American General Asset Management Corp. and CypressTree Investment Management Company, Inc. with respect to the Fund.

Proposal 3
      Election of seven new Directors and two current Directors to serve as members of the Board of Directors.

Proposal 4
      Ratification of the selection of Deloitte & Touche LLP as independent public accountants for the Fund for its fiscal year ending December 31, 2000.

  Any other business that may properly come before the Meeting.

  Each shareholder of record at the close of business on April 7, 2000 is entitled to receive notice of and to vote at the Meeting and is invited to attend the Meeting in person. Whether or not you intend to be present at the Meeting, we urge you to fill in, sign, date, and promptly return the enclosed proxy card in order that the Meeting may be held and the greatest number of shares may be voted. If you attend the Meeting you may revoke your proxy and vote your shares in person if you wish.

                                          Sincerely,

                                          /s/ John I. Fitzgerald
                                          John I. Fitzgerald
                                          Secretary

April 12, 2000
Boston, Massachusetts

                            YOUR VOTE IS IMPORTANT

             PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR
             NOT YOU PLAN TO ATTEND THE MEETING, PLEASE
             COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL
             IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT
             YOU WILL BE REPRESENTED AT THE MEETING.

                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
                              286 Congress Street
                               Boston, MA 02210

                                PROXY STATEMENT

                        Annual Meeting of Shareholders
                                 June 1, 2000

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of CypressTree Senior Floating Rate Fund, Inc. (the "Fund") of proxies to be used at an Annual Meeting of Shareholders (the "Meeting"), to be held at the Wyndham Boston Hotel, 89 Broad Street, Boston, Massachusetts 02110 on June 1, 2000 at 11:30 a.m. Eastern Time, or any adjournment or adjournments thereof. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about April 12, 2000.

  The Fund currently offers one class of shares.

  In order that your shares may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the proxy card; date and sign the proxy card; mail the proxy card promptly in the enclosed postage-paid envelope; and allow sufficient time for the proxy card to be received before the Meeting.

  Shares represented by timely and properly executed proxies will be voted as specified. If you return a signed proxy and no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendations of the Directors. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not serve to revoke the proxy.

  Only shareholders of record at of the close of business on April 7, 2000 (the "Record Date") shall be entitled to vote. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

  As of the Record Date, 8,420,878 shares of the Fund were issued and outstanding.

  The Fund will furnish, without charge, a copy of the Fund's Annual Report for its fiscal year ended December 31, 1999 to a shareholder upon request. To obtain an Annual Report, please contact the Fund's Distributor, American General Funds Distributors, Inc., by calling (800) 872-8037 or by writing to the Distributor at 286 Congress Street, Boston, Massachusetts 02210, Attn:
John I. Fitzgerald, Secretary.

  Solicitation of the proxies by personal interview, mail and telephone may be made by officers and Directors of the Fund and officers and employees of American General Asset Management Corp., its affiliates and other representatives of the Fund. The Fund has retained Shareholder Communications Corporation ("SCC"), 17 State Street, New York, New York 10004, to aid in the solicitation of proxies. The costs of retaining SCC and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will not be borne by the Fund, but will be divided equally between American General Corporation and CypressTree Investments, Inc. ("CypressTree").

                              Summary of Proposals

  Proposal
   Number                                 Proposal
  --------                                --------
 Proposal 1 Approval of an investment advisory agreement between American
            General Asset Management Corp. and CypressTree Senior Floating Rate
            Fund, Inc.

 Proposal 2 Approval of an investment subadvisory agreement between American
            General Asset Management Corp. and CypressTree Investment
            Management Company, Inc. with respect to the Fund.

 Proposal 3 Election of seven new Directors and two current Directors to serve as members of the Board of Directors.

 Proposal 4 Ratification of the selection of Deloitte & Touche LLP as independent public accountants for the Fund.

The Acquisition

  On March 10, 2000, CypressTree sold substantially all of its assets, including all of the stock of CypressTree Asset Management Corporation, Inc. ("CAM"), the Fund's investment adviser, and all of the stock of CypressTree Funds Distributors, Inc. ("CFD"), the Fund's distributor, to American General Corporation ("American General"). The acquisition by American General of CypressTree's assets (herein "the Acquisition") took place pursuant to a Purchase Agreement dated as of February 25, 2000 (the "Purchase Agreement"). American General paid a purchase price of $16.5 million in cash to CypressTree, $6.75 million of which was placed in escrow pending a determination of certain adjustments to the purchase price.

  The closing of the Acquisition on March 10, 2000 (the "Closing") constituted an assignment of the investment advisory agreement between CAM and the Fund, and of the distribution agreement between CFD and the Fund, under the Investment Company Act of 1940, as amended (the "Investment Company Act"). These assignments operated to terminate automatically each of the investment advisory and distribution agreements.

  At the meetings of the Board on February 27, 2000 and March 14, 2000, the Board approved an interim investment advisory agreement between CAM (operating under its new name of American General Asset Management Corp. ("AGAM")) and the Fund in order to allow AGAM to continue to serve as investment adviser after the Acquisition. Under the Investment Company Act, however, AGAM may only continue to serve as the investment adviser for the Fund beyond an interim period of 150 days if shareholders of the Fund approve a new investment advisory agreement. You are therefore being asked in Proposal 1 to approve a new two-year investment advisory agreement between AGAM and the Fund with respect to the Fund that is substantially similar to the Fund's previous investment advisory agreement with CAM. This new investment advisory agreement would be effective upon shareholder approval, and would replace the interim investment advisory agreement. At its February 27, 2000 and March 14, 2000 meetings, the Board also approved, and recommended shareholder approval of, the new investment advisory agreement between AGAM and the Fund.

  CFD, under its new name American General Funds Distributors, Inc. ("AGFD"), has likewise continued to serve as the distributor of the Fund's shares since the Closing. At its meetings on February 27, 2000 and March 14, 2000, the Board approved a new distribution agreement substantially similar to the Fund's previous distribution agreement with CFD that became effective upon the Closing (shareholder approval of the new distribution agreement is not required under the Investment Company Act).

  American General has advised the Board that AGAM and AGFD will continue to provide the same high-quality services to the Fund that CAM and CFD provided prior to the Closing. A number of key employees of CypressTree entered into employment agreements with American General and continue to function in positions similar to those they held prior to the Acquisition.

  By its terms, the subadvisory agreement between AGAM and the subadviser to the Fund, CypressTree Investment Management Company, Inc. ("CIMCO"), also terminated upon the Closing. Since the Closing, CIMCO has served as subadviser to the Fund under an interim subadvisory agreement approved by the Board at its February 27, 2000 and March 14, 2000 meetings. Under the Investment Company Act, however, CIMCO may only continue to serve as the subadviser to the Fund beyond an interim period of 150 days if shareholders of the Fund approve a new investment subadvisory agreement between AGAM and CIMCO. Therefore shareholders of the Fund are being asked in Proposal 2 to approve a new two-year investment subadvisory agreement between AGAM and CIMCO substantially similar to that in place with respect to the Fund prior to the Acquisition. At its February 27, 2000 and March 14, 2000 meetings, the Board also approved, and recommended shareholder approval of, the new investment subadvisory agreement between AGAM and CIMCO.

  CIMCO is a subsidiary of Cypress Holding Company, Inc. ("Cypress Holding"), which prior to the Closing was the ultimate parent company of AGAM. Neither CIMCO nor Cypress Holding was purchased in the Acquisition, and neither is currently affiliated with AGAM.

  Also in connection with the Acquisition, shareholders of the Fund are being asked in Proposal 3 to consider the election of seven new Directors to the Board. One of the nominees, Alice T. Kane, was appointed by the Directors to the Board effective March 10, 2000 to replace Bradford K. Gallagher as Chairman of the Board; Ms. Kane is also the President of the Fund and Chairman and Chief Executive Officer of AGAM. Further, two current Directors have also been nominated for election to the Board. This will result in a Board comprised of nine Directors, assuming shareholder approval.

  Finally, in connection with the Acquisition, shareholders of the Fund are being asked in Proposal 4 to ratify the selection of Deloitte & Touche LLP as independent public accountants for the Fund.

Description of American General and Its Affiliates

  Members of the American General Corporation group of companies (the "American General Financial Group") operate in each of the 50 states, the District of Columbia, and Canada and collectively engage in substantially all forms of financial services. American General Corporation was incorporated as a Texas business corporation on February 26, 1980 as the successor to American General Life Insurance Company (organized in 1926) as the result of a corporate reorganization completed on July 1, 1980. The American General Financial Group has approximately $115 billion in assets and over $6 billion in stockholders' equity. American General's address is 2929 Allen Parkway, Houston, Texas 77019.

  Affiliates of American General currently include American General Distributors, Inc., The VALIC Annuity Marketing Company, American General Funds Distributors, Inc., and American General Financial Advisors, Inc. These entities are considered to be "Affiliated Brokers." Absent an exemption or other relief from the Securities and Exchange Commission ("SEC"), the Fund would generally be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities from underwriting syndicates including an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. AGAM does not believe that the restrictions on transactions with the Affiliated Brokers described above will have a material adverse effect on its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

Interests of Certain Persons in the Acquisition

  Bradford K. Gallagher, the former Chairman and President of the Fund and of CAM, has entered into a consulting agreement with AGAM in connection with the Acquisition. The agreement has an initial term of six months, and may be renewed for an additional six months. Mr. Gallagher has also entered into a two-year non-competition agreement with American General in connection with the Acquisition. As of the Closing, Mr. Gallagher owned approximately 15.6% of the outstanding equity interests of Cypress Holding, the parent of CypressTree.

  Joseph T. Grause, Jr., President of AGAM and Vice President and nominee for Director of the Fund, has entered into an employment agreement having a term of three years with AGAM in connection with the Acquisition. As of the Closing, Mr. Grause owned approximately 7.8% of the outstanding equity interests of Cypress Holding.

  As of the Closing, Arthur S. Loring, Director of the Fund, owned approximately 1.9% of the outstanding equity interests of Cypress Holding.

  Each of Thomas J. Brown, Treasurer and Vice President of the Fund, John I. Fitzgerald, Secretary and Vice President of the Fund, and John N. Packs, Vice President and Assistant Treasurer of the Fund, has entered into a three-year employment agreement with AGAM in connection with the Acquisition.

  As of the Closing, Mr. Packs owned approximately 1.3% of the outstanding equity interests of Cypress Holdings. As of the Closing, Messrs. Brown and Fitzgerald owned, in the aggregate, less than 1% of the outstanding equity interests of Cypress Holding.

  As a result of the foregoing arrangements and ownership interests, each of the persons identified in the foregoing paragraphs may be deemed to have a substantial interest in shareholder approval of the matters set forth in this Proxy Statement.

Section 15(f) of the Investment Company Act

  Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser to an investment company as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the Investment Company
Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) (an "Interested Person") of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that AGAM is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Fund. Moreover, American General has covenanted in the Purchase Agreement that it will use all reasonable efforts to ensure that no unfair burden will be imposed on the Fund by or as a result of the Acquisition during such two-year period.

  The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be Interested Persons of the investment adviser (or predecessor or successor adviser). American General has covenanted in the Purchase Agreement that it will use all reasonable efforts to comply with such 75% requirement during such three-year period.

            I. APPROVAL OR DISAPPROVAL OF THE NEW ADVISORY AGREEMENT

  The Board is proposing that shareholders approve a new Investment Advisory Agreement between the Fund and AGAM that will be entered into between AGAM and the Fund upon shareholder approval (the "New Advisory Agreement"). A description of the New Advisory Agreement, the services provided thereunder, the procedure for its termination and renewal and other services provided by AGAM and its affiliates is set forth below. This description is qualified in its entirety by reference to the form of New Advisory Agreement included as Exhibit A to this Proxy Statement. Additional information about AGAM is set forth below in the section entitled "Information About AGAM."

  The New Advisory Agreement was unanimously approved by the Directors, including the Independent Directors (as defined below), at in-person meetings held on February 27, 2000 and March 14, 2000.

Description of the New Advisory Agreement

  As discussed above, AGAM currently serves as investment adviser of the Fund pursuant to an interim advisory agreement with the Fund approved by the Board effective March 10, 2000. The New Advisory Agreement is substantially similar to the previous agreement between the Fund and CAM in effect prior to March 10, 2000 (the "Old Advisory Agreement"). The Old Advisory Agreement, dated December 16, 1997, was last approved by the initial shareholder of the Fund on the same date. The Old Advisory Agreement was last approved by the Board of Directors, including the Independent Directors, for an additional one-year period on September 14, 1999.

  The New Advisory Agreement requires that, subject to the general supervision of the Directors, AGAM will at its own expense select, contract with, and compensate an investment subadviser to manage the investments and determine the composition of the assets of the Fund. Subject always to the direction and control of the Directors of the Fund, AGAM will monitor compliance of the subadviser with the investment objectives and investment policies, as set forth in the Fund's registration statement as filed with SEC, and review and report to the Directors of the Fund on the performance of the Subadviser.

  The New Advisory Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Board or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided continuance is also specifically approved by the vote of a majority of the Board of Directors of the Fund who are not parties to the Agreement or "interested persons" (as defined by the Investment Company Act) of the Fund or AGAM (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the Investment Company Act) by AGAM.

  According to its terms, the New Advisory Agreement may be amended by written agreement of the parties, provided that the terms of any material amendment shall be approved (i) by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Directors of the Fund who are not interested persons of AGAM or the Fund (such vote to be cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by law).

  The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to AGAM, or by AGAM upon 60 days' written notice to the Fund.

  The New Advisory Agreement provides that AGAM will oversee the administration of certain aspects of the Fund's business and affairs, and that AGAM will supply office space to the Fund, as well as such other office facilities, utilities, and office equipment as are necessary for the Fund's operations. The New Advisory Agreement also provides that AGAM will permit individuals who are AGAM's officers, directors, or employees to serve (if duly elected) as Directors or officers of the Fund, without remuneration or other cost to the Fund. The New Advisory Agreement provides that AGAM will furnish to the Fund, at the Fund's expense, any other personnel necessary for the operations of the Fund. In addition, the New Advisory Agreement also provides that AGAM will furnish to the Fund such information, reports, valuations, analyses and opinions as the Fund may from time to time reasonably request, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Fund will be borne by the Fund.

  The New Advisory Agreement provides that the Fund, in addition to paying the advisory fee described below, will also pay all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by AGAM as provided in the New Advisory Agreement, by CIMCO as provided in the New Subadvisory Agreement, by the Fund's administrator (AGAM) under an administration agreement, or by the Fund's principal underwriter (AGFD) under a distribution agreement. Without limiting the generality of the foregoing, the Fund will pay or arrange for payment of expenses related to custody and accounting services, shareholder servicing and communications, shareholder meetings, prospectuses, pricing, communication equipment, legal and accounting fees and expenses, directors and officers (except with regard to directors and officers who are also affiliates of AGAM), federal registration fees, state registration fees, issue and repurchase of Fund shares, bonding and insurance, brokerage commissions, taxes, trade association fees, and non-recurring and extraordinary expenses.

  The advisory fee rates payable by the Fund to CAM under the Old Advisory Agreement are the same as those payable to AGAM under the New Advisory Agreement and no change in the current fee structure is being proposed. The Old Advisory Agreement contained provisions relating to a voluntary investment fee waiver by CAM. The New Advisory Agreement contains a similar voluntary waiver provision (see also below). Under the New Advisory Agreement, the Fund will pay AGAM a monthly advisory fee at the following annual rates, based on the average daily gross assets of the Fund (gross assets are total assets minus all liabilities except debt):

                                                   Between
                                                $1,000,000,000
                                     First           and        Excess over
               Funds             $1,000,000,000 $2,000,000,000 $2,000,000,000
               -----             -------------- -------------- --------------
   CypressTree Senior Floating
    Rate Fund...................      0.85%          0.80%          0.75%

  AGAM has agreed to waive a portion of its advisory fee or reimburse the Fund to prevent the total expenses of the Fund, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, and extraordinary expenses, from exceeding 1.25% of average daily gross assets.

  For the fiscal year ended December 31, 1999, the Fund paid CAM $348,679 under the Old Advisory Agreement, after waiver of fees.

Information About AGAM

  CypressTree and its affiliates were formed in 1996 to acquire, advise and distribute mutual funds through broker-dealers and other intermediaries. CAM was CypressTree's wholly-owned advisory subsidiary and CFD was CypressTree's wholly-owned distribution subsidiary. Pursuant to its advisory agreement with the Fund, CAM oversaw the administration of all aspects of the business and affairs of the Fund, and selected, contracted with and compensated the subadviser to manage the assets of the Funds. AGAM has continued to perform these functions under an interim advisory agreement approved by the Board pursuant to Rule 15a-4 under the Investment Company Act.

  AGAM also serves as investment adviser to the North American Senior Floating Rate Fund, Inc., which has the same investment objective as the Fund, and, like the Fund, pursues that objective by investing primarily in senior secured floating rate loans. As of March 31, 2000, the North American Senior Floating Rate Fund held $263,486,586 in assets. The North American Senior Floating Rate Fund pays AGAM a monthly advisory fee at the following annual rates, based on the size of the Fund: 0.85% for the first $1 billion of average daily gross assets; 0.80% for average daily gross assets between $1 billion and $2 billion; and 0.75% for average daily gross assets of more than $2 billion. AGAM has agreed to waive a portion of its advisory fee or reimburse the North American Senior Floating Rate Fund to prevent the total expenses, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, and extraordinary expenses, from exceeding 1.40% of average daily gross assets for Class A and Class B shares and 1.40% of average daily gross assets for Class C shares of the North American Senior Floating Rate Fund.

  AGAM is located at 286 Congress Street, Boston, Massachusetts 02210. Alice T. Kane is Chairman and Chief Executive Officer of AGAM, as well as Chairman of the Board of Directors and a Director of the Fund. Ms. Kane's principal occupation is President of American General Fund Group. Her business address is 286 Congress Street, Boston, Massachusetts 02210.

  AGAM is a wholly-owned subsidiary of American General. American General is located at 2929 Allen Parkway, Houston, Texas 77019.

  Information regarding the material interests of the Directors and officers of the Fund in the Acquisition is set forth under "Interests of Certain Persons in the Acquisition" above.

Approval of the New Advisory Agreement by the Directors of the Fund
  In evaluating the New Advisory Agreement, the Directors took into account that the New Advisory Agreement and the Old Advisory Agreement, including their terms relating to the services to be provided by

AGAM, are substantially identical. The Directors also considered the terms of the Acquisition and the possible effects of the Acquisition on AGAM's ability to provide management services to the Fund. Representatives of AGAM represented to the Directors that the Acquisition had not resulted in any changes, other than changes in the ordinary course of business, in the management, operations, personnel or legal structure of AGAM, with the exception of the replacement of Bradford K. Gallagher by Ms. Kane.

  After consideration of the foregoing factors and such other factors as the Directors deemed relevant, the Directors concluded that it was appropriate and desirable for AGAM to continue to act as investment adviser to the Fund on the same terms as were in effect before the Acquisition. Accordingly, the Directors unanimously approved the New Advisory Agreement and recommend its approval by the shareholders.

Required Vote
  Approval of the New Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. If the shareholders of the Fund do not approve the New Advisory Agreement, the Directors will take such further action as they may deem to be in the best interests of the shareholders of the Fund. Also, if shareholders of the Fund approve the New Advisory Agreement, but not the New Subadvisory Agreement (discussed below in Part II), the Directors will take such further action as they may deem to be in the best interests of the shareholders of the Fund.

  The Directors unanimously recommend that shareholders of the Fund vote FOR approval of the New Advisory Agreement for the Fund.

                 II. APPROVAL OF THE NEW SUBADVISORY AGREEMENT

  The Directors are proposing that shareholders of the Fund approve a New Subadvisory Agreement between AGAM and CIMCO. Information about the New Subadvisory Agreement is set forth under "General Information Concerning the New Subadvisory Agreement" below.

General Information Concerning the New Subadvisory Agreement

  The terms and provisions of the New Subadvisory Agreement that will be entered into between AGAM and CIMCO upon shareholder approval are substantially identical to those of the subadvisory agreement in effect prior to March 10, 2000 (the "Old Subadvisory Agreement"), including with respect to the fees payable by AGAM to CIMCO thereunder. The Old Subadvisory Agreement, dated December 16, 1997, was last approved by the initial shareholder of the Fund on the same date.

  CIMCO currently serves as subadviser to the Fund pursuant to an interim subadvisory agreement approved by the Board at its meetings on February 27, 2000 and March 14, 2000. The following discussion of the New Subadvisory Agreement is qualified in its entirety by reference to the form of the New Subadvisory Agreement attached to this Proxy Statement as Exhibit B. The New Subadvisory Agreement was approved by the Board of Directors of the Fund, including the Independent Directors, at in-person meetings held on February 27, 2000 and March 14, 2000.

  The New Subadvisory Agreement provides that, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information (as filed with the SEC as a part of the Fund's Registration Statement, and as amended or supplemented from time to time, the "Prospectus"), and subject to the general supervision of the Fund's Directors and of AGAM, CIMCO shall formulate and implement a continuous program of investment, evaluation, and if appropriate, sale and reinvestment of the Fund's assets. Under the New Subadvisory Agreement, CIMCO will manage the Fund's assets in accordance with the Fund's investment objective, policies, and limitations (as stated in the Prospectus), make investment decisions for the Fund, place purchase and sale orders for portfolio transactions for the Fund, and manage otherwise uninvested

Fund cash. In addition, CIMCO's duties under the New Subadvisory Agreement include compliance with applicable law and governing documents, voting of proxies, acting as a limited agent of the Fund and of AGAM, maintaining books and records for the Fund, and providing information concerning the Fund's investments (and concerning CIMCO) to AGAM, to the Fund, and to the Fund's custodian, as applicable.

  The New Subadvisory Agreement provides that CIMCO will pay all expenses incurred by it in connection with its activities under the New Subadvisory Agreement, other than the cost of securities, commodities, and other investments (including brokerage fees and commission and other transaction charges, if any) purchased for the Fund. CIMCO will not be responsible for any expenses of the operations of the Fund including, without limitation, brokerage fees and commissions and other transaction charges, if any. CIMCO will not be responsible for the Fund's or AGAM's expenses.

  Under the new Subadvisory Agreement between AGAM and CIMCO, AGAM pays CIMCO a monthly advisory fee at the following annual rates, based on the size of the
Fund: 0.45% for the first $1 billion of average daily gross assets; 0.40% for average daily gross assets between $1 billion and $2 billion; and 0.35% for average daily gross assets of more than $2 billion. The fee to CIMCO is paid by AGAM, and is not an additional charge to the Fund or its shareholders. The fee rates payable by AGAM to CIMCO under the New Subadvisory Agreement are the same as the rates payable under the Old Subadvisory Agreement. For the fiscal year ended December 31, 1999, CAM paid CIMCO $164,084 for its portfolio management services with respect to the Fund.

  The New Subadvisory Agreement provides that it will continue in effect for a period of two years from its effective date and thereafter on an annual basis, provided such continuance is approved at least annually (a) by the vote of a majority of the Board of Directors of the Fund or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided that continuance is also approved by the vote of a majority of the Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund, AGAM or CIMCO, cast in person at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement may be amended in writing (signed by the parties), provided that the terms of any material amendment shall be approved (i) by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote a majority of the Directors of the Fund who are not interested persons of any party to the New Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by law.

  The New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by (a) the Fund by vote of a majority of the Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to CIMCO, or (b) by AGAM upon 60 days' written notice to CIMCO, or (c) by CIMCO upon 60 days' written notice to the Fund and to AGAM. The New Subadvisory Agreement will terminate automatically, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act).

  The New Subadvisory Agreement provides that, in connection with CIMCO's discharge of its obligations under the New Subadvisory Agreement, neither CIMCO nor any of its officers, directors, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his or her duties on behalf of the Fund, or from reckless disregard by CIMCO or any such person of the duties of CIMCO under the New Subadvisory Agreement.

Information About CIMCO

  CIMCO was founded in 1996 as the nation's first independent investment advisory firm specializing in the loan asset class. CIMCO is a subsidiary of Cypress Holding, which prior to the Closing was the ultimate parent of AGAM. Neither CIMCO nor Cypress Holding was purchased in the Acquisition, and following the Closing neither has been affiliated with AGAM. Accounts managed by CIMCO had combined assets, as of March 17, 2000, of approximately $2.7 billion. CIMCO is located at 125 High Street, Boston, MA 02110.

  CIMCO also serves as investment subadviser to the North American Senior Floating Rate Fund, Inc., which has the same investment objective as the Fund, and, like the Fund, pursues that objective by investing primarily in senior secured floating rate loans. As of March 31, 2000, the North American Senior Floating Rate Fund held $263,486,586 in assets. In connection with providing subadvisory services to the North American Senior Floating Rate Fund, CIMCO receives a monthly advisory fee at the following annual rates, based on the size of the North American Senior Floating Rate Fund: 0.45% for the first $1 billion of average daily gross assets; 0.40% for average daily gross assets between $1 billion and $2 billion; and 0.35% for average daily gross assets of more than $2 billion.

  CIMCO is a wholly-owned subsidiary of Cypress Holding, a Delaware corporation with offices located at 125 High Street, Boston, MA, 02110. Cypress Holding is controlled by its management and by Berkshire Fund IV, L.P., a Massachusetts investment partnership, which is sponsored by Berkshire Partners, LLC (a private equity investor based in Boston), and the general partner of which is Berkshire Investors, LLC. Each of the Berkshire Fund IV, L.P., Berkshire Partners, LLC, and Berkshire Investors, LLC, is located at One Boston Place, Boston, MA, 02108.

Approval of the New Subadvisory Agreement by the Directors of the Fund

  In evaluating the New Subadvisory Agreement, the Directors took into account that the New Subadvisory Agreement and the Old Subadvisory Agreement, including their terms relating to the services to be provided by CIMCO to AGAM and the Fund, are substantially identical. The Directors also considered the terms of the Acquisition and the possible effects of the Acquisition on CIMCO's ability to provide advisory services to the Fund. Representatives of CIMCO represented to the Directors that the Acquisition had not resulted in any changes, other than changes in the ordinary course of business, in the management, operations, personnel or legal structure of CIMCO.

  Under the terms of the Acquisition as provided in the Purchase Agreement, AGAM is not permitted to terminate the New Subadvisory Agreement with CIMCO prior to the fifth anniversary of the Closing. However, the Purchase Agreement also provides that, notwithstanding the foregoing, AGAM may terminate the New Subadvisory Agreement with CIMCO within 90 days after the occurrence of any of several defined events. These events include (but are not limited to) any change in the investment management strategy of CIMCO which materially changes the Fund's risk profile, the loss of permits or eligibility necessary for CIMCO to serve as subadviser to the Fund in compliance with all applicable laws, or declines (beyond a threshold level) in the Fund's gross performance relative to its peer group. The Purchase Agreement further provides that in the event that AGAM terminates the New Subadvisory Agreement prior to the fifth anniversary of the Closing, then neither AGAM nor any affiliate of AGAM will be allowed directly to manage the Fund's portfolio of investments, nor will American General (AGAM's parent company) be allowed to engage any of its affiliates to serve as subadviser in respect of the Fund's portfolio of investments.

  After consideration of the foregoing factors and such other factors as the Directors deemed relevant, the Directors concluded that it was appropriate and desirable for CIMCO to continue to act as investment subadviser to the Fund on the same terms as were in effect before the Acquisition. Accordingly, the Directors unanimously approved the New Subadvisory Agreement and recommend its approval by the shareholders.

Required Vote

  Approval of the New Subadvisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If the shareholders of the Fund do not approve the Subadvisory Agreement, the Directors will take such further action as they may deem to be in the best interests of the shareholders of the Fund.

  The Directors unanimously recommend that the shareholders of the Fund vote FOR approval of the New Subadvisory Agreement for the Fund.

                          III. ELECTION OF DIRECTORS

  The Board of Directors of the Fund proposes that shareholders elect Alice T. Kane, William F. Devin, Kenneth J. Lavery, Joseph T. Grause, Jr., Dr. Judith
L. Craven, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. John E. Maupin, Jr., and Ben H. Love to serve as Directors of the Fund (the "Nominees").

Information about the Nominees

  Information about the Nominees is presented below. Except as shown, the Nominees' principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases a Nominee may have held different positions with such employer(s). The business address of the Nominees is 286 Congress Street, Boston, Massachusetts 02210.

                                   Principal Occupation(s) During the Past Five
           Name and Age                                Years
           ------------            --------------------------------------------
 Alice T. Kane*................... President of American General Fund Group
  Age: 52                          (1999-Present); Formerly, Executive Vice
                                   President, American General Investment
                                   Management, LP. (1998-1999); Formerly,
                                   Executive Vice President, (1994-1998)
                                   and General Counsel (1986-1995) New York
                                   Life Insurance Company; Chair, MainStay
                                   Mutual Funds (1994-1998). President of other
                                   investment companies advised by The Variable
                                   Annuity Life Insurance Company.

 William F. Devin................. Member of the Board of Governors of the
  Age: 61                          Boston Stock Exchange (January, 1985-
                                   Present). Retired Executive Vice President
                                   of Fidelity Capital Markets, a division of
                                   National Financial Services Corporation in
                                   Boston. Director, CypressTree Senior
                                   Floating Rate Fund, Inc. (July, 1997-
                                   present). Trustee, North American Funds
                                   (October, 1997-present). Director, North
                                   American Senior Floating Rate Fund, Inc.
                                   (February, 1998-Present).

 Kenneth J. Lavery................ Vice President of Massachusetts Capital
  Age: 50                          Resource Company (1982-Present); Director,
                                   CypressTree Senior Floating Rate Fund, Inc.
                                   (July, 1997-Present); Trustee, North
                                   American Funds, (October, 1997-present).
                                   Director, North American Senior Floating
                                   Rate Fund, Inc. (February, 1998-Present).

 Joseph T. Grause, Jr.*........... President, AGAM (March, 2000-Present);
  Age: 47                          Executive Vice President, Cypress Holding
                                   Company, Inc., (1995-March, 2000); Senior
                                   Vice President of Sales and Marketing, The
                                   Shareholder Services Group, a subsidiary of
                                   First Data Corporation (1993-1995).

 Dr. Judith L. Craven............. Retired Administrator. Formerly, President,
  Age: 54                          United Way of the Texas Gulf Coast (1992-
                                   1998). Director, Compaq Computer Corporation
                                   (1998-Present), Luby's Inc. (1998-Present),
                                   A.H. Belo Corporation (journalism, TV and
                                   radio) (1993-Present), and Sysco Corporation
                                   (marketing and distribution of food) (1996-
                                   Present). Formerly, Director, Houston
                                   Branch, Federal Reserve Bank of Dallas
                                   (1992-1999), Board Member, Sisters of
                                   Charity of the Incarnate Word (1996-1999).

 Dr. Timothy J. Ebner............. Professor and Head, Department of
  Age: 50                          Neuroscience and Visscher Chair of
                                   Physiology, University of Minnesota (1998-
                                   Present). Director, Graduate Program in
                                   Neuroscience, University of Minnesota (1991-
                                   1999). Formerly, Consultant to EMPI, Inc.
                                   (1994-1995) and Medtronic Inc.
                                   (manufacturers of medical products) (1997-
                                   1998).

 Judge Gustavo E. Gonzales, Jr. .. Municipal Court Judge, Dallas, Texas (1995-
  Age: 59                          Present). Director, Downtown Dallas YMCA
                                   Board (1996-Present); Director, Dallas
                                   Easter Seals Society (1997-Present).
                                   Formerly, private attorney (litigation)
                                   (1980-1995).

       Name and Age         Principal Occupation(s) During the Past Five Years
       ------------         --------------------------------------------------
 Dr. John E. Maupin, Jr... President, Meharry Medical College, Nashville,
  Age: 53                  Tennessee (1994-Present). Nashville Advisory Board
                           Member, First American National Bank (1996-Present).
                           Director, Monarch Dental Corporation (1997-Present),
                           LifePoint Hospitals, Inc. (1998-Present).

 Ben H. Love.............. Retired. Formerly, Director, Mid-American (waste
  Age: 69                  products) (1993-1997) Formerly, Chief Executive, Boy
                           Scouts of America (1985-1993).

--------
* Is or will be an "interested person" of the Fund (as defined by the Investment Company Act).

  Information regarding the material interests of the Nominees in the Acquisition is described under "The Interests of Certain Persons in the Acquisition" above.

  The term of office of each person elected as Director will be until his or her successor is elected and qualified. Each Nominee has agreed to serve as a Director if elected. If any Nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Directors may vote to fix the number of Directors at fewer than nine.

  The Fund's Articles of Incorporation and By-Laws do not provide for the annual election of Directors. However, in accordance with the Investment Company Act, (i) the Fund will hold a shareholders' meeting for the election of Directors at such time as less than a majority of the Directors holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

Information about Current Directors

  Currently, five persons serve as Directors on the Fund's Board of Directors:
William F. Achtmeyer, William F. Devin, Alice T. Kane, Kenneth J. Lavery, and Arthur S. Loring. Three of the current Directors (Ms. Kane and Messrs. Devin and Lavery) have been nominated for election to the Board at the Meeting. Two of the Directors, Messrs. Achtmeyer and Loring are expected to resign upon the election of their successors, Messrs. Ebner and Grause. One successor will be interested, and the other will be disinterested. Information regarding Messrs. Achtmeyer and Loring is shown below, including their ages, their business addresses, their terms as Directors of the Fund, their positions with the Fund, and descriptions of their principal occupations. Except as shown, each Director's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Director may have held different positions with such employer(s). Each Director also serves as a Director of the North American Senior Floating Rate Fund, Inc., and as a Trustee of North American Funds.

                                           Principal Occupation(s) During the
 Name, Age and Address  Term as Director             Past Five Years
 ---------------------  ----------------   ----------------------------------
 William F. Achtmeyer.. Director since   Co-founder, President and Chief
  286 Congress Street   July, 1997       Executive Officer of The Parthenon
  Boston, MA 02210                       Group, a strategic advisory consulting
  Age 45                                 and investment firm (August, 1981-
                                         Present). Director, North American
                                         Senior Floating Rate Fund, Inc.
                                         (February, 1998-Present). Trustee,
                                         North American Funds (October, 1997-
                                         Present).

 Arthur S. Loring*..... Director since   Managing Director, Cypress Holding
  125 High Street       March, 1998      Company (1998-Present); Senior Vice
  Boston, MA 02110                       President and General Counsel, FMR
  Age 52                                 Corp. (1983-1997); Secretary, Fidelity
                                         Family of Funds (1983-1997); Director,
                                         North American Senior Floating Rate
                                         Fund, Inc. (March, 1998-Present).

--------
* Is an "interested person" of the Fund (as defined by the Investment Company
  Act).

  Information regarding the material interests of the current Directors in the Acquisition is described under "The Interests of Certain Persons in the Acquisition" above.

  In the fiscal year ended December 31, 1999, the Board of Directors held four regular meetings. Each of the Directors attended at least 75% of the total number of regular meetings and applicable committee meetings.

Committees of the Board

  In the fiscal year ended December 31, 1999, the Administration Committee of the Board, which functions as an audit committee, a compensation committee, and a nomination committee, held four meetings. Messrs. Devin (Chairman), Lavery, and Achtmeyer are members of the Administration Committee. None of the Administration Committee members are "interested persons" under the Investment Company Act. The Administration Committee makes recommendations to the Directors regarding the selection of the independent certified public accountants, reviews with the accountants and the Fund Treasurer accounting and auditing practices and procedures, accounting records, and internal accounting controls, reviews the Fund's advisory contracts and advisory fees, serves as the compensation committee, and acts as nominating committee with regard to disinterested Directors.

  Recommendations by shareholders with respect to candidates for the Board of Directors are not routinely considered by the Administration Committee.

  Ms. Kane (Chairman) and Messrs. Loring and Devin are members of the Pricing Committee of the Board of Directors. The Pricing Committee is responsible for the valuation and revaluation, between meetings of the Board, of investments for which market quotations or sale prices are not readily available. The Pricing Committee also recommends to the Board of Directors monthly repurchase percentage amounts and monitors liquidity pursuant to Rule 23c-3 under the Investment Company Act.

  Ms. Kane (Chairman) and Messrs. Devin and Lavery are members of the Investment Committee of the Board of Directors. The Investment Committee provides an overview to the full Board of the activities of the subadviser.

Information About the Executive Officers

  The Executive Officers, their ages, their business addresses, their position with the Fund and a description of their principal occupations are shown below.

                         Position with the Office Held   Principal Occupation(s) During the
 Names, Age and Address        Fund           Since                Past Five Years
 ----------------------  ----------------  ------------ -------------------------------------
Alice T. Kane*.......... Chairman of the   March 2000   See Above.
 286 Congress Street     Board of
 Boston, MA 02210        Directors,
 Age 52                  Director and
                         President

Joseph T. Grause, Jr.... Vice President    March 2000   See Above.
 286 Congress Street
 Boston, MA 02210
 Age 47

Thomas J. Brown......... Treasurer and     October 1997 Chief Financial Officer and Chief
 286 Congress Street     Vice President                 Administrative Officer, AGAM (March,
 Boston, MA 02210                                       2000-Present); Principal of Cypress
 Age 53                                                 Holding Company, Inc. (July, 1997-
                                                        March, 2000); consultant to the
                                                        financial services industry (October,
                                                        1995-July, 1997); Executive Vice
                                                        President, Boston Company Advisors
                                                        (August, 1994-October, 1995).

                         Position with the Office Held   Principal Occupation(s) During the
 Names, Age and Address        Fund           Since                Past Five Years
 ----------------------  ----------------  ------------ -------------------------------------
John I. Fitzgerald...... Secretary and     October 1997 Counsel, AGAM (March, 2000-Present);
 286 Congress Street     Vice President                 Counsel, AGFD (March, 2000-Present);
 Boston, MA 02210                                       Counsel, Cypress Holding Company,
 Age 52                                                 Inc. (April, 1997-March, 2000);
                                                        Executive Vice President--Legal
                                                        Affairs and Government Relations at
                                                        the Boston Stock Exchange (June,
                                                        1993-March, 1997).

John N. Packs........... Vice President    March 2000   Director of Research, AGAM (March,
 286 Congress Street     and Assistant                  2000-Present); Vice President,
 Boston, MA 02210        Treasurer                      Cypress Holding Company (November,
 Age 44                                                 1995-March, 2000); prior to November,
                                                        1995, Investment Professional,
                                                        Allmerica Financial Services.

--------
* Is an "interested person" of the Fund (as defined by the Investment Company
   Act).

  Information regarding the material interests of the Executive Officers of the Fund in the Acquisition is set forth under "The Interests of Certain Persons in the Acquistion" above.

Compensation of the Directors and Certain Executive Officers

  The Fund does not pay any remuneration to its Directors who are officers or employees of AGAM or its affiliates, or who are "interested persons" (as defined by the Investment Company Act) of the Fund. Directors not so affiliated receive a retainer of $750 per quarter for each quarter during which the Director serves, plus $750 for each meeting of the Directors attended in person and $200 for each telephone meeting. No pension or retirement benefits are paid to Directors. Directors are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Fund pursuant to the Advisory Agreement described above and receive no compensation from the Fund.

  The following table sets forth information regarding compensation received by those Directors who are not "interested persons" of the Fund, or of AGAM or its affiliates, for the fiscal year ending December 31, 1999:

                              COMPENSATION TABLE

                                                                  (3)
                                                (2)        Total Compensation
                                             Aggregate   from the Fund and Fund
     (1)                                   Compensation   Complex Paid to the
Name of Person, Position                   from the Fund      Directors(1)
------------------------                   ------------- ----------------------
William F. Achtmeyer......................
 Director                                     $5,850            $17,150
William F. Devin..........................
 Director                                     $6,800            $19,800
Kenneth J. Lavery.........................
 Director                                     $6,800            $19,800

--------
(1) The amounts listed in column (3) include total compensation paid to the Directors for their services as Directors of the Fund (for all Directors), as Trustees of North American Funds, and as Directors of North American Senior Floating Rate Fund, Inc. By virtue of having AGAM as investment adviser, North American Funds, CypressTree Senior Floating Rate Fund, Inc. and North American Senior Floating Rate Fund, Inc. are considered to be part of the same "Fund Complex" for these purposes.

Director Indemnification

  The Articles of Incorporation and By-Laws of the Fund provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, to the fullest extent permitted under the General Laws of the State of Maryland, except when that indemnification would relieve any officer or Director of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Directors and officers.

Required Vote

  The election of the Directors of the Fund will be by a plurality of all the votes cast at the Meeting in person or by proxy. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers by the Fund.

  The Directors unanimously recommend a vote FOR each of the Nominees.

                IV. SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors, upon recommendation of the Administration Committee, has selected Deloitte & Touche LLP as independent public accountants to examine the financial statements of the Fund for the fiscal year ending December 31, 2000. Audit services performed by Deloitte & Touche LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax returns. The Fund knows of no direct or indirect interest of such firm in the Fund.

  A representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to respond to questions from shareholders.

Required Vote

  Ratification of the selection of independent public accountants at the Meeting will require the affirmative vote of a majority of the votes cast at the Meeting, in person or represented by proxy.

  The Directors unanimously recommend a vote FOR the ratification of the selection of Deloitte & Touche LLP as independent public accountants.

                             V. OTHER INFORMATION

  The Fund is a closed-end, non-diversified management investment company organized as a corporation under the laws of Maryland. The address of the Fund is 286 Congress Street, Boston, Massachusetts, 02210.

Brokerage and Research Services

  It is not anticipated that the Fund will pay significant brokerage commissions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis. Agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

  When AGAM or CIMCO places orders for the purchase and sale of portfolio securities for the Funds, it is anticipated that such transactions will be affected through a number of brokers and dealers. In so doing, AGAM and/or CIMCO intend to use their best efforts to obtain for the Fund the most favorable price and execution available, except to the extent they may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, AGAM and/or CIMCO consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, AGAM or CIMCO may receive research, statistical and quotation services from many of the broker-dealers with which the Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to AGAM or CIMCO in advising its other clients, although not all of these services are necessarily useful and of value in advising the Fund. The fees paid to AGAM or CIMCO are not reduced because AGAM or CIMCO receives such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), under the New Advisory Agreement and the New Subadvisory Agreement, AGAM and/or CIMCO may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined by the 1934 Act) to AGAM or CIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of AGAM or CIMCO to cause each Fund to pay any such greater commission is subject to such policies as the Directors may adopt from time to time.

  During the fiscal year ended December 31, 1999, the Fund did not pay any brokerage commissions to any broker then affiliated with AGAM or CIMCO.

Ownership of Shares and Voting Information

  As of March 20, 2000, the Fund believes that the Directors and officers of the Fund, as a group, owned less than one percent of the shares of the Fund. As of March 20, 2000, there were no persons who owned of record or beneficially 5% or more of any class of shares of the Fund.

Compliance with Beneficial Ownership Reporting Requirements

  Section 30(h) of the Investment Company Act requires the Fund's Directors and officers, investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10% of a registered class of the Fund's securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in ownership with the SEC. Reporting Persons are also required by such regulations to furnish the Fund with copies of all such forms that they file.

  Based solely on its review of the copies of such forms received by it and written representations of Reporting Persons, the Fund believes that during fiscal year 1999, all Reporting Persons complied with all applicable filing requirements.

Certain Directors and Officers of the Fund

  The following table lists the names of each Director and officer of the Fund who is also an officer or employee of AGAM or CIMCO:

                                                            Position with the Adviser
Name                     Position with the Fund             or Sub-Adviser
----                     ----------------------             -------------------------
Alice T. Kane........... Chairman of Board of Directors,    Chief Executive Officer,
                         Director and President             AGAM
Joseph T. Grause, Jr.... Vice President                     President, AGAM
Thomas J. Brown......... Vice President and Treasurer       Chief Financial Officer,
                                                            AGAM
John I. Fitzgerald...... Vice President and Secretary       Counsel, AGAM
John N. Packs........... Vice President and Assistant       Director of Research, AGAM
                         Treasurer

  In the period since December 31, 1998, Ms. Kane has been awarded stock and options to purchase stock of American General in connection with her employment by American General

Principal Executive Officer and Directors of the Investment Adviser

  The following table lists the names, addresses, and principal occupations of the principal executive officer and each director of AGAM:

Name and Address         Position with AGAM            Principal Occupation(s)
----------------         ------------------            -----------------------
Alice T. Kane........... Chief Executive Officer and   See Above.
 286 Congress Street     Chairman of the Board
 Boston, MA 02210

Joseph T. Grause, Jr.... President and Director        See Above.
 286 Congress Street
 Boston, MA 02210

John A. Graf............ Director                      President and Director,
 2929 Allen Parkway                                    VALIC and American General
 Houston, TX 77019                                     Annuity Insurance Company.
                                                       Director, American General
                                                       Series Portfolio Company.
                                                       Director, USLIFE Income
                                                       Fund, Inc. Trustee, American
                                                       General Series Portfolio
                                                       Company 3. Formerly, Vice
                                                       Chairman and Chief Marketing
                                                       and Administrative Officer,
                                                       Western National Corporation
                                                       and Senior Vice President,
                                                       Conseco, Inc.

Kent E. Barret.......... Director                      Executive Vice President,
 2929 Allen Parkway                                    American General Series
 Houston, TX 77019                                     Portfolio Company 2.
                                                       Executive Vice President and
                                                       Chief Financial Officer,
                                                       American General Retirement
                                                       Services (February, 1999-
                                                       Present). Formerly,
                                                       Executive Vice President and
                                                       Chief Financial Officer,
                                                       American General Life &
                                                       Accident Company.

Principal Executive Officer and Directors of the Investment Subadviser

  The following table lists the names, addresses, and principal occupations of the principal executive officer and each director of CIMCO:

Name, Age and Address    Position with CIMCO             Principal Occupation(s)
---------------------    -------------------             -----------------------
Bradford K. Gallagher... Chief Executive Officer         Chairman and CEO of Cypress
 125 High Street         and Director                    Holding Company, Inc.
 Boston, MA 02210

J. Christopher           Director                        Managing Director of
 Clifford...............                                 Berkshire Partners, LLC.
 One Boston Place
 Boston, MA 02108

Principal Underwriter

  American General Funds Distributors, Inc., whose address is 286 Congress Street, Boston, Massachusetts 02210, is the principal underwriter for the Fund. AGFD is an affiliate of AGAM. AGFD will continue to provide services to the Fund after the New Advisory Agreement is approved. For the fiscal year ending December 31, 1999, no fees were paid for underwriting services. AGFD will continue to provide services to the Fund after the New Advisory Agreement is approved.

Administrator

  American General Asset Management Corp., whose address is 286 Congress Street, Boston, Massachusetts 02210, is the administrator for the Fund. In return for AGAM's services as Administrator, the Fund pays AGAM an annual fee paid monthly equal to 0.40% of the average daily gross assets of the Fund as compensation under the Administration Agreement. These services will continue to be provided after the New Advisory Agreement is approved. For the fiscal year ending December 31, 1999, after waivers and reimbursements, no fees were paid for administrative services.

Quorum and Methods of Tabulation

  The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting shall be a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but that have not been cast. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposals 1 and 2 (approval of advisory and subadvisory agreements). Abstentions and broker non-votes will not be considered votes cast and therefore will have no effect on Proposal 3 (election of directors) or Proposal 4 (ratification of the selection of independent auditors).

Adjournments

  In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those votes present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

  The costs of any additional solicitation and of any adjourned session will be divided equally between CypressTree and American General. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal.

Shareholder Voting

  Telephone Voting. You may give your voting instructions over the telephone by calling 1-800-611-9049. A representative of SCC will answer your call. When receiving your instructions by telephone, the SCC representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of the Fund owned, and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to SCC by AGAM, then the SCC representative will explain the process. SCC is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. SCC will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call SCC immediately if the confirmation does not reflect your instructions correctly.

  You may receive a call from a representative of SCC if AGAM has not yet received your vote. SCC may ask you for authority, by telephone to permit SCC to sign a proxy on your behalf. SCC will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Directors of the Fund believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

  Voting by Mail or In Person. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone, you can still complete, sign and mail the proxy card received with the proxy statement or attend the Meeting in person.

Shareholder Proposals at Future Meetings

  The Fund does not hold regular annual or other meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

Other Matters

  The Fund is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

April 12, 2000

                                                                      EXHIBIT A

                              ADVISORY AGREEMENT

  Advisory Agreement (the "Agreement") made as of      , 2000, between
CypressTree Senior Floating Rate Fund, Inc., a Maryland corporation (the "Fund"), American General Asset Management Corp., a Delaware corporation (the "Adviser").

                                  WITNESSETH

  Whereas, the Fund is registered with the Securities and Exchange Commission as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

  Whereas, the Fund desires to retain the Adviser as investment manager to furnish certain investment advisory services to the Fund, the and Adviser is willing to furnish those services;

  Now Therefore, the parties agree as follows:

1.APPOINTMENT OF ADVISER

  The Fund hereby appoints the Adviser, subject to the supervision of the Directors of the Fund and the terms of this Agreement, as the investment adviser for the Fund. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Fund and the Adviser.

2.DUTIES OF THE ADVISER

a. Subject to the general supervision of the Directors of the Fund and the terms of this Agreement, the Adviser will at its own expense select, contract with, and compensate an investment subadviser (the "Subadviser") to manage the investments and determine the composition of the assets of the Fund; provided, that any contract with the Subadviser (the "Subadvisory Agreement") will be in compliance with and approved as required by the Investment Company Act. Subject always to the direction and control of the Directors of the Fund, the Adviser will monitor compliance of the Subadviser with the investment objectives and investment policies, as set forth in the Fund's registration statement as filed with the Securities and Exchange Commission, and review and report to the Directors of the Fund on the performance of the Subadviser.

b. The Adviser will oversee the administration of certain aspects of the Fund's business and affairs and will furnish to the Fund the following services:

  (1) Office and Other Facilities. The Adviser will furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties to this Agreement from time to time and such other office facilities, utilities and office equipment as are necessary for the Fund's operations.

  (2) Directors and Officers. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Directors or officers of the Fund, without remuneration from or other cost to the Fund.

  (3) Other Personnel. The Adviser will furnish to the Fund, at the Fund's expense, any other personnel necessary for the operations of the Fund.

  (4) Reports to Fund. The Adviser will furnish to or place at the disposal of the Fund such information, reports, valuations, analyses and opinions as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Fund, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Fund will be borne by the Fund.

3.EXPENSES ASSUMED BY THE FUND

  In addition to paying the advisory fee provided for in Section 5, the Fund will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement, by the Subadviser as provided in the Subadvisory Agreement, by the Administrator under an administration agreement, or by the principal underwriter (the "Distributor") of the Fund's shares, as that term is defined in Section 2(a)(29) of the Investment Company Act, as provided in a distribution agreement. Without limiting the generality of the foregoing, the Fund, in addition to certain expenses specifically described in Section 2 above, will pay or arrange for the payment of the following:

a. Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Fund's cash, securities, and other property, including all charges of depositories, custodians and other agents, if any;

b. Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges of the Fund's transfer, shareholder recordkeeping, dividend disbursing, repurchase, and other agents, if any;

c. Shareholder Communications. All expenses of preparing, setting in type, printing, and distributing reports, repurchase notifications, and other communications to shareholders;

d. Shareholder Meetings. All expenses incidental to holding meetings of Fund shareholders, including the printing of notices and proxy material, and proxy solicitation;

e. Prospectuses. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the Fund's prospectus and statement of additional information and any supplements to those documents and of mailing them to shareholders;

f. Pricing. All expenses of computing the net asset value per share for the Fund, including the cost of any equipment or services used for obtaining price quotations and valuing its investment portfolio;

g. Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Fund and the custodian, transfer agent or any other agent selected by the Fund;

h. Legal and Accounting Fees and Expenses. All charges for services and expenses of the Fund's legal counsel and independent auditors;

i. Directors and Officers. Except as expressly provided otherwise in paragraph 2.b.(2), all compensation of Directors and officers, all expenses incurred in connection with the service of Directors and officers, and all expenses of meetings of the Directors and Committees of Directors;

j. Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Investment Company Act and the registration of the Fund's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any registration statement and prospectus under the 1933 Act or the Investment Company Act, and any amendments or supplements to those documents that may be made from time to time;

k. State Registration Fees. All fees and expenses of qualifying and maintaining qualification of the Fund and of the Fund's shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Fund or its business activities (including registering the Fund as a broker-dealer, or any officer of the Fund or any person as agent or salesman of the Fund in any state);

l. Issue and Repurchase of Fund Shares. All expenses incurred in connection with the issue, repurchase, and transfer of Fund shares, including the expense of confirming all share transactions, of preparing and transmitting certificates for shares of the Fund, and of sending notifications of repurchase offers to shareholders;

m. Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Fund's Directors including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by its Directors;
n. Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

o. Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes, and all expenses incurred in the preparation of tax returns;

p. Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Fund's membership in any trade association or other investment organization; and

q. Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is, or is threatened to be made, a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its Directors, officers, agents and shareholders.

4.COMPENSATION OF ADVISER

a. The Fund will pay the Adviser a fee, computed daily and paid monthly, on or before the last business day of the month, at the following annualized rate: 0.85% of the Fund's average daily net assets for average daily net assets up to and including $1 billion; 0.80% of the Fund's average daily net assets for average daily net assets between $1 billion and up to and including $2 billion; and 0.75% of the Fund's average daily net assets for average daily net assets in excess of $2 billion. In calculating the net assets of the Fund for purposes of this computation, all liabilities of the Fund will be deducted from gross assets except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund.

b. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of the prorated according to the proportion which that period bears to the full month in which the effectiveness or termination occurs.

5.EXPENSE LIMITATION

  From time to time, the Adviser may waive all or a portion of its fee provided for under this Agreement, or agree to reimburse the Fund in order to limit the Fund's aggregate expenses. The Adviser agrees to be bound by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses.

6.NON-EXCLUSIVITY

  The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser will be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Adviser are not prohibited from engaging in any other business activities or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

7.SUPPLEMENTAL ARRANGEMENTS

  The Adviser may enter into arrangements with other persons affiliated with the Adviser to enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

8.CONFLICTS OF INTEREST

  It is understood that Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as Directors, officers, shareholders or otherwise; that the Adviser may be interested in the Fund; and that the existence of any such dual interest will not affect the validity of this Agreement or of any transactions under this Agreement except as otherwise provided in the Articles of Incorporation of the Fund and the Articles of Incorporation of the Adviser, respectively, or by specific provisions of applicable law.

9.REGULATION

  The Adviser will submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The adviser will comply in all material respects with Rule 17j-1 under the Investment Company Act.

10.DURATION AND TERMINATION OF AGREEMENT

  This New Advisory Agreement will become effective on the date of the meeting of Shareholders of the Fund, at which meeting this New Advisory Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund. The Agreement will continue in effect for two years from the date of its execution and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either by the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance will also be approved by the vote of a majority of the Directors of the Fund who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

  If the shareholders of the Fund fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to the Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of the Fund such during such period is in compliance with Rule 15a-4 under the Investment Company Act.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser, or by the Adviser on sixty days' written notice to the Fund. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act).

11.PROVISION OF CERTAIN INFORMATION BY ADVISER

  The Adviser will promptly notify the Fund in writing of the occurrence of any of the following events:

a. the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and

c. the chief executive officer or controlling stockholder of the Adviser or the portfolio manager of the Fund changes.

12.AMENDMENTS TO THE AGREEMENT

  This Agreement may be amended by written amendment signed by the parties, provided that the terms of any material amendment shall be approved (i) by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by law.

13.ENTIRE AGREEMENT

  This Agreement contains the entire understanding and agreement of the parties.

14.HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part of this Agreement.

15.NOTICES

  All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Fund or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

16.SEVERABILITY

  If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected.

17.GOVERNING LAW

  The provisions of this Agreement will be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control.

18.LIMITATION OF LIABILITY OF ADVISER

  Neither the Adviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of the Adviser) or the Adviser in connection with the Adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by the Adviser or any such person of the duties of the Adviser under this Agreement.

  In Witness Whereof, the parties to this Agreement have caused this Agreement to be executed under seal by their duly authorized officers as of the date first set forth above.

                                          CypressTree Senior Floating Rate
                                           Fund, Inc.


                                          By: _________________________________

                                          American General Asset Management
                                           Corp.


                                          By: _________________________________

                                                                      EXHIBIT B

                             SUBADVISORY AGREEMENT

  This Agreement is made and entered into as of       , 2000, between American
General Asset Management Corp. (the "Adviser"), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and CypressTree Investment Management Company, Inc. (the "Subadviser"), a Delaware corporation also registered under the Advisers Act.

                                  WITNESSETH

  Whereas, the Adviser, pursuant to an Advisory Agreement with the CypressTree Senior Floating Rate Fund, Inc., a Maryland Corporation (the "Fund"), dated as
of       , 2000, (the "Advisory Agreement"), has been retained to act as investment adviser for the Fund;

  Whereas, the Fund is registered with the Securities and Exchange Commission (the "SEC") as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  Whereas, the Adviser desires to retain the Subadviser to provide a continuous investment program for the Fund, and the Subadviser is willing to render those services subject to the terms and conditions set forth in this Agreement.

  Now, Therefore, the parties agree as follows:

1.INVESTMENT DESCRIPTION; APPOINTMENT AS SUBADVISER

  The Fund desires to employ its capital by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Prospectus and Statement of Additional Information relating to the Fund as may be in effect from time to time (collectively, the "Prospectus") and which are filed with the SEC as part of the Fund's Registration Statement on Form N-2, as amended from time to time, and in such manner and to such extent as may be approved by the Board of Directors of the Fund. A copy of the Prospectus has been provided to the Subadviser. The Adviser retains the Subadviser to act as investment adviser for and to manage the Fund's Assets subject to the supervision of the Adviser and the Board of Directors of the Fund and subject to the terms of this Agreement, and the Subadviser accepts that employment. In this capacity, the Subadviser will be responsible for the investment management of the Fund's assets. It is recognized that the Subadviser now acts, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Fund have no objection to those activities.

2.DUTIES OF THE SUBADVISER

a. Investments. The Subadviser is authorized and directed and agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Prospectus and subject to the directions of the Adviser and the Fund's Board of Directors, to purchase, hold and sell investments for the Fund ("Fund Investments") and to monitor on a continuous basis the performance of such Fund Investments. Subject to the supervision of the Board of Directors and the Adviser and the terms and conditions of this Agreement, including without limitation section 2(b), the Subadviser will:
   (1) manage the Fund's Assets in accordance with the Fund's investment objective, policies and limitations as stated in the Prospectus; (2) make investment decisions for the Fund; (3) place purchase and sale orders for portfolio transactions for the Fund; and (4) manage otherwise uninvested Fund cash. In providing these services, the Subadviser will formulate and implement a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's Assets. The Adviser agrees to provide to the Subadviser such assistance as may be reasonably requested by the Subadviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available (or to become available) for investment, and generally as to the condition of the Fund's affairs.

b. Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Subadviser will act in conformity with the Prospectus and with the instructions and directions received in writing from the Adviser or the Board of Directors of the Fund and will comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") (including the requirements for qualification as a regulated investment company) and all other federal and state laws and regulations applicable to its services under this Agreement.

  The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser will, in the performance of its duties and obligations under this Agreement, manage the Fund Investments consistent with such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act and the rules and regulations under this Agreement, and that the Subadviser will have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Fund or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus.

  In fulfilling these requirements and its other requirements and obligations under this Agreement, the Subadviser will be entitled to rely on and act in accordance with (1) information provided to it by the Fund's administrator, fund accountant, custodian or other service provider and (2) instructions, which may be standing instructions, from the Adviser. The Adviser agrees to provide or cause to be provided to the Subadviser on an ongoing basis upon request by the Subadviser, such information as is requested by the Subadviser for the performance of its obligations under this Agreement, and the Subadviser will not be in breach of any term of this Agreement or be deemed to have acted negligently if the Adviser fails to provide or cause to be provided such information and the Subadviser relies on the information most recently provided to it.

c. Voting of Proxies. The Subadviser will have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and will not be required to seek instructions from the Adviser or the Fund.

d. Agent. Subject to any other written instructions of the Adviser or the Fund, the Subadviser is hereby appointed the Adviser's and the Fund's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser will be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

e. Portfolio Transactions. Subject to the approval of the Board of Directors of the Fund, the Subadviser, in carrying out its duties hereunder, may cause the Fund to pay a broker-dealer which furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "34 Act"), a higher commission than that which might be charged by another broker dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 34 Act).

  It is recognized that the services provided by such brokers or other entities may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but is under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In that event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

f. Certain Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if the transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated under both those acts.

  The Subadviser, including its Access Persons (as defined in Rule 17j-1(e) under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which will comply in all material respects with Rule 17j-1, as amended from time to time). On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Fund's assets or (ii) identify any material violations that have occurred with respect to the Fund's assets. In addition, the Subadviser will report at least annually to the Adviser concerning any other violations of the Subadviser's Code of Ethics that required significant remedial action and that were not previously reported.

g. Books and Records. Pursuant both to the 1940 Act and the Advisers Act and the rules and regulations promulgated under those acts, the Subadviser will maintain separate books and records of all matters pertaining to the Fund's assets. The Fund's books and records will be available to the Adviser at any time upon reasonable request during normal business hours and will be available for telecopying without unreasonable delay to the Adviser during any day that the Fund is open for business.

h. Information Concerning Fund Investments and Subadviser. From time to time as the Adviser or the Fund may reasonably request (but no less often than quarterly), the Subadviser will furnish or cause to be furnished the requesting party reports on portfolio transactions and reports on Fund Investments held in the portfolio, all in such detail as the Adviser or the Fund may reasonably request. The Subadviser will also inform the Adviser promptly of changes in portfolio managers responsible for Subadviser Assets or of changes in the control of the Subadviser. The Subadviser will be available to its officers and employees to meet with the Fund's Board of Directors in person on reasonable notice to review the Fund Investments and the Subadviser will report to the Board of Directors in writing on the Fund Investments monthly.

i. Custody Arrangements. The Subadviser will on each business day provide the Adviser and the Fund's custodian such information as the Adviser and the Fund's custodian may reasonably request relating to all transactions concerning the Fund Investments including, without limitation, recommendations, in accordance with policies and procedures established by the Directors, as to the fair value of securities for which market quotes are not available.

3.INDEPENDENT CONTRACTOR

  In the performance of its duties under this Agreement, the Subadviser is an independent contractor and unless otherwise expressly provided in this Agreement or otherwise authorized in writing, will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

4.EXPENSES

  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage fees and commissions and other transaction charges, if any) purchased for the Fund. The Subadviser will not be responsible for any expenses of the operations of the Fund including, without limitation, brokerage fees and commissions and other transaction charges, if any. The Subadviser will not be responsible for the Fund's or the Adviser's expenses.

5.COMPENSATION

a. The Adviser will pay the Subadviser a fee, computed daily and paid monthly on or before the last business day of the month, at the following annualized rate: 0.45% of the Fund's average daily net assets for average daily net assets up to and including $1 billion; 0.40% of the Fund's average daily net assets for average daily net assets between $1 billion and up to and including $2 billion; and 0.35% of the Fund's average daily net assets for average daily net assets in excess of $2 billion. In calculating the net assets of the Fund, for purposes of this computation, all liabilities of the Fund will be deducted from gross assets except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund.

b. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of the prorated according to the proportion which that period bears to the full month in which the effectiveness or termination occurs.

c. Notwithstanding any other provision of this Agreement, the Subadviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement (in advance of the time such fee or portion of the fee would otherwise accrue). Any such fee reduction may be discontinued or modified by the Subadviser at any time.

6.REPRESENTATION AND WARRANTIES OF SUBADVISER

  The Subadviser represents and warrants to the Adviser and the Fund as follows:

a. The Subadviser is registered as an investment adviser under the Advisers
   Act;

b. The Subadviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

c. The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by its Board of Directors or shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

d. The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects.

7.REPRESENTATIONS AND WARRANTIES OF ADVISER

  The Adviser represents and warrants to the Subadviser as follows:

a. The Adviser is registered as an investment adviser under the Advisers Act;

b. The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

c. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by its Board of Directors or shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

d. The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects;

e. The Adviser acknowledges that it has received a copy of the Subadviser's Form ADV prior to the execution of this Agreement;

f. The Fund is in compliance in all material respects, and during the term of this Agreement will remain in compliance in all material respects, with all federal and state laws, rules and regulations applicable to the Fund and the operation of its business (other than those related to investment objectives, policies and restrictions over which the Subadviser has discretion pursuant to the terms hereof), including, without limitation, applicable disclosure and filing obligations for prospectuses, statements of additional information, registration statements, periodic reports to shareholders and regulatory bodies, proxy statements and promotional materials and advertisements; and

g. The Fund is in compliance in all material respects, and during the term of this Agreement will remain in compliance in all material respects, with the terms and conditions of the Prospectus (other than those related to investment objectives, policies and restrictions over which the Subadviser has discretion pursuant to the terms hereof), including, without limitation, provisions relating to the computation of the Fund's net asset value and those relating to processing purchase, exchange and repurchase requests.

8.SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION

  All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 7, respectively, will survive for the duration of this Agreement and the parties to this Agreement will promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

9.LIABILITY

  Neither the Subadviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of the Subadviser) or the Subadviser in connection with the Subadviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his or her duties on behalf of the Fund or from reckless disregard by the Subadviser or any such person of the duties of the Subadviser under this Agreement.

10.DURATION AND TERMINATION

a. This Agreement will become effective on the date of the meeting of the shareholders of the Fund, at which meeting this New Subadvisory Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund. The Agreement will continue in effect for two years from the date of its execution, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either by the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance will also be approved by the vote of a majority of the Directors of the Fund who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

b. If the shareholders of the Fund fail to approve the Agreement or any continuance of the Agreement, the Subadviser will continue to act as subadviser with respect to the Fund pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or other definitive action; provided, that the compensation received by the Subadviser in respect of the Fund during such period is in compliance with Rule 15a-4 under the Investment Company Act.

c. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, by the Adviser, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Subadviser; or by the Subadviser on sixty days' written notice to the Fund and the Adviser. This Agreement may be terminated immediately in the event of a material breach of any provision of this Agreement by the other party to this Agreement. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act), or on termination of the Advisory Agreement.

11.REFERENCE TO SUBADVISERS

  Neither the Adviser, the Fund nor any affiliated person or agent of the Adviser or the Fund will make reference to or use the name of "CypressTree Investment Management Company" or any derivative thereof or logo associated with that name, except references concerning the identity of and services provided by the Subadviser to the Fund, which references will not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of the Subadviser, which approval will not be unreasonably withheld or delayed.

  Upon termination of this Agreement in accordance with Section 10(b) hereof, the Adviser, the Fund and the Fund and their affiliates will cease to make such reference or use such name (or derivative or logo).

12.PROVISION OF CERTAIN INFORMATION BY SUBADVISER

  The Subadviser will promptly notify the Fund in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and

c. the chief executive officer or controlling stockholder of the Subadviser or the portfolio manager of the Fund changes.

13.AMENDMENT

  This Agreement may be amended by written amendment signed by the parties, provided that the terms of any material amendment shall be approved (i) by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by law.

14.CONFIDENTIALITY

  Subject to the duties of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Subadviser will treat as confidential all records and other information pertaining to the Fund or the Adviser that the Subadviser maintains or receives as a result of its responsibilities under this Agreement. In addition, subject to the duties to comply with any applicable law, the Adviser agrees to treat as confidential any information concerning the Subadviser, including its investment policies or objectives, that the Adviser receives as the result of its actions under this Agreement.

15.NOTICE

  All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Fund, the Adviser, or the Subadviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

16.GOVERNING LAW

  The provisions of this Agreement will be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control.

17.COUNTERPARTS

  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, all of which will together constitute one and the same instrument.

18.CERTAIN DEFINITIONS

  For the purposes of this Agreement, "interested person," "affiliated person," "majority of outstanding voting securities" and "assignment" have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

19.HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part of this Agreement.

20.SEVERABILITY

  If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected.

21.ENTIRE AGREEMENT

  This Agreement contains the entire understanding and agreement of the parties.

  In Witness Whereof, the parties hereto have executed this Agreement on the day and year first written above.

                                          American General Asset Management
                                           Corp.


                                          By: _________________________________

                                          CypressTree Investment Management
                                           Company, Inc.


                                          By: _________________________________

NA399

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

CONTROL NUMBER:


                                            ------------------------------------
Please be sure to sign and date this Proxy. Date
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Shareholder sign here                                    Co-owner sign here




1. To approve the Investment Advisory Agreement between American General Asset Management Corp. and the Fund.
                                                     For   Against  Abstain
                                                     [ ]     [ ]      [ ]

2. To approve a New Subadvisory Agreement with respect to the Fund between American General Asset Management Corp. and CypressTree Investment Management Company, Inc.
                                                     For   Against  Abstain
                                                     [ ]     [ ]      [ ]

3.   To elect Directors.                           For All   With-  For All
     (01) Alice T. Kane,                           Nominees  hold   Except
     (02) Joseph T. Grause, Jr.,                     [ ]     [ ]      [ ]
     (03) Dr. Judith L. Craven,
     (04) Dr. Timothy J. Ebner,
     (05) Judge Gustavo E. Gonzales, Jr.
     (06) Dr. John E. Maupin, Jr.,
     (07) Ben H. Love,
     (08) William F. Devin,
     (09) Kenneth J. Lavery

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


4. To ratify the selection of Deloitte & Touche LLP as independent public accountants for the Fund for the fiscal year ending December 31, 2000.
                                                     For   Against  Abstain
                                                     [ ]     [ ]      [ ]

RECORD DATE SHARES:

                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON JUNE 1, 2000

The undersigned hereby appoints John I. Fitzgerald, John N. Packs and Cathy Z. Angellis, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, at the Annual Meeting of Shareholders of CypressTree Senior Floating Rate Fund, Inc. (the "Fund"), on June 1, 2000 at 11:30 a.m. Eastern time, and any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR Proposals 1, 2, 3 and 4.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       2